Bristol Consulting LTD.
                                 P.O. Box 290767
                               Brooklyn, NY 11229
Phone: (718) 891-8101                                        Fax: (718) 891-0105



CONSULTING AGREEMENT dated as of the 30th day of July, 1998, between Bristol Consulting LTD, of P.O. Box 290767 Brooklyn, NY 11229, and Accident Prevention Plus, Inc., of 145 Oser Ave. Ste. 100 - Hauppauge, NY 11788

Accident Prevention Plus, Inc. desires to hire Bristol Consulting LTD. (Bristol Consulting LTD.) to assist and advise for commercial application in Europe, the Middle East and Far East, as to Corporate Structure, Capital Acquisition, Contract Application, Equity Partners and Mergers and Acquisitions. It will also advise and coordinate procedures, for geographic allocation of business resources in areas described in this paragraph.

1. Services; Term
Bristol Consulting LTD. hereby agrees to provide services as consultant to Accident Prevention Plus, LLC, Inc. for a period of five years commencing on the thirtieth of July, 1998, for five years terminating on the thirtieth July, 2003.


2. Services to be performed
    (See Attachment A)

3. Compensation

a) Bristol Consulting LTD. shall be retained as described in item number 1, above:
     i.  Three  months at $5000 per month.
     ii. For balance of contract, Bristol Consulting LTD. will be paid $10,000 per month.

b) Bristol Consulting LTD. and its associates is to receive 5% of the stock of the new company (APP Incorporated -- to be formed) which can not be diluted by the issuance of new stock to officers and directors for a period of five years except in relation to their contracts.


4. Travel Expenses
In the event that, at Accident Prevention Plus, Inc.'s request, Bristol Consulting LTD. or its representatives is required to travel away from their corporate offices in Brooklyn, New York, in the performance of their duties hereunder, the Accident Prevention Plus, Inc. shall reimburse the corporation for all expenses incurred by the corporation or its representatives in connection with such travel.

5. Termination
This  Agreement may be terminated  prior to the end of the Term:
(a) By Accident Prevention Plus, Inc. if Bristol Consulting LTD. does not conform to agreed upon stipulation in this contract and as is outlined in number 2, or any other documents pertaining to said paragraph #2, above which are mutually agreed upon and signed by both parties. Bristol Consulting LTD. shall retain all stock and rights prior to any termination.

In the event that this Agreement is terminated in accordance with this paragraph 2, the Company shall have no further obligation to Bristol Consulting LTD. under this Agreement after the date of such termination, except that Bristol Consulting LTD. shall be entitled to receive any consideration to which it is entitled pursuant to paragraph 2 hereof which has accrued and has not been paid up to and including the date of termination.

6. Confidential Information
All confidential information which Bristol Consulting LTD. may now possess, may obtain during or after the Term, or may create prior to the end of the Term relating to the business of the Accident Prevention Plus, Inc., shall not be published, disclosed or made accessible by him to any other person, firm, or corporation either during or after the Term or used by him except during the Term in the business and for the benefit of the Accident Prevention Plus, Inc., without the prior written consent of the Accident Prevention Plus, Inc..

7. Binding Effect; Assignment
This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Accident Prevention Plus, Inc. and the assigns, heirs and personal representatives of Bristol Consulting LTD. ;
provided, however, that Bristol Consulting LTD. may assign, transfer or otherwise convey any of its rights or delegate any of its duties under this Agreement without the written consent of the Accident Prevention Plus, Inc..

8. Governing Law
This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflicts of law.

9. Entire Agreement
This Agreement represents the entire agreement and any other documents pertaining to said paragraph #2, above which are mutually agreed upon and signed by both parties with respect to matters contemplated herein and supercedes any prior oral or written agreements or undertakings between the parties with respect to such matters.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


Bristol Consulting LTD.                     Accident Prevention Plus, Inc., by
Authorized Representative                   Richard Goodhart, Chairman and CEO
Professor Sheldon Friedland

/s/  Sheldon Friedland                      /s/  Richard Goodhart, CEO
---------------------------                 ------------------------------------

                                            Steven H. Wahrman, President

                                            /s/  Steven H. Wahrman
                                            ------------------------------------

                             Bristol Consulting LTD.
                                 P.O. Box 290767
                               Brooklyn, NY 11229
Phone: (718) 891-8101                                        Fax: (718) 891-0105



Attachment A

1.  Advise to
    a)  Commercial application
        1.  Europe
        2.  Middle East
        3.  Far East

2.  Corporate structure

3.  Capital Acquisition

4.  Contract Application

5.  Equity Partners

6.  Mergers and Acquisitions

                             Bristol Consulting LTD.
                                 P.O. Box 290767
                               Brooklyn, NY 11229
Phone: (718) 891-8101                                        Fax: (718) 891-0105


This is an amendment to the contract, dated July 30, 1998, between Bristol Consulting, LTD and Accident Prevention Plus, LLC:

Termination:

Should either company fail to perform the services as outlined in point 2 (attachment A) The following procedure for stock issuance and consulting fees will be amended as follows:

1. For every month that this agreement is in force Bristol Consulting shall accrue stock holdings equal to 8,063 shares monthly for a period of 59 months with the final distribution to be 8,111 shares which equal a total of 483,828 shares.

2. The consulting companies will accrue a fee at the rate of $5,000 per month for the first 3 months of service and $10,000/month thereafter or until the date of termination of this agreement.

3. All stock which has not been accrued for services will be returned to the company. However, the consultant company will have the option to purchase this stock at the stock option price as determined in management employment contracts dated January 1, 1999 for a period of 60 days from the termination of this Agreement.

4. Should Consultant Company wish to liquidate any of their holdings after the 18 month waiting period, which equates to 145,134 shares they have full right to do so. Other stock that may be issued can only be liquidated on a month to month accrual bases of 8,063 shares/month thereafter.

5. Should APP fault in any of their company obligations then this Agreement will remain in full effect for the term of five years as stated in 1. Services Term.


/s/  Sheldon Friedland
---------------------------------
Sheldon Friedland, President

                             Bristol Consulting LTD.
                                 P.O. Box 290767
                               Brooklyn, NY 11229
Phone: (718) 891-8101                                        Fax: (718) 891-0105



This is an amendment to the contract, dated July 30, 1998, between Bristol Consulting, LTD and Accident Prevention Plus, LLC:

Of the 787,614 shares of common stock in APP originally contracted for by Bristol Consulting in conjunction with providing the services contracted by APP, Bristol Consulting has distributed common stock to independent associates for completion of the above referenced contract.

The Bristol Consulting ownership is currently 689,414 shares. All stock remains under the same restrictions under rule 144 SEC regulations.



/s/  Sheldon Friedland
-------------------------------
Sheldon Friedland, President

                             Bristol Consulting LTD.
                                 P.O. Box 290767
                               Brooklyn, NY 11229
Phone: (718) 891-8101                                        Fax: (718) 891-0105



Under Rule 144 SEC Regulation, Accident Prevention Plus LLC or their attorney cannot refuse a Letter of Opinion for relief in regard to taking legend off stock in the above mentioned Corporation provided all SEC requirements are met. Accident Prevention Plus, LLC must accept Corporation's own Counsel Letter of Opinion.